Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Scottish Re Group Limited, a Cayman Islands company (the "Company"), hereby constitute and appoint Michael C. French, Scott E. Willkomm and Paul Goldean and each of them, the true and lawful attorney or attorneys-in-fact, with the full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and to sign any or all amendments thereto, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2005.



     /s/ MICHAEL C. FRENCH        /s/ MICHAEL AUSTIN      /s/ SCOTT E. WILLKOMM
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       Michael C. French            Michael Austin          Scott E. Willkomm
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/S/ G. WILLIAM CAULFEILD-BROWNE  /S/ ROBERT M. CHMELY     /S/ HAZEL R. O'LEARY
-------------------------------  --------------------     --------------------
  G. William Caulfeild-Browne      Robert M. Chmely         Hazel R. O'Leary
  ---------------------------      ----------------         ----------------
      /S/ WILLIAM SPIEGEL       /S/ LORD NORMAN LAMONT  /S/ JEAN CLAUDE DAMERVAL
      -------------------       ----------------------  ------------------------
        William Spiegel           Lord Norman Lamont      Jean Claude Damerval
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